Exhibit 10.39

SIGN AND RETURN THIS PAGE TO CIRM DR2A-05735

NOTICE OF LOAN AWARD – CIRM RFA 10-05: Disease Team Therapy Development
Research Awards

California Institute for Regenerative Medicine

Issue Date: February 1, 2013

Loan Number: Loan Recipient Name:	DR2A-05735 Capricor, Inc.	Budget Period:	1/1/2013
Organization ID:	PR-Y0027A-SF	Project Period Start:	1/1/2013
Principal Investigator:	Rachel Smith	Project Period End:	12/31/2016
Co-Principal Investigator (s):	Michelle Kreke
Project Title:	Allogeneic Cardiac-Derived Stem Cells for Patients Following a Myocardial Infarction

Authorized Organizational Official and Address:	Official and Address to Receive Payments:
Linda Marban, CEO Capricor, Inc. 8840 Wilshire Blvd, 3rd Floor Beverly Hills, CA 90211	AJ Bergmann Capricor, Inc. 8840 Wilshire Blvd, 3rd Floor Beverly Hills, CA 90211

The California Institute for Regenerative Medicine hereby awards a loan in the amount of $19,782,136 to be disbursed over a total period of 3.5 years to Capricor, Inc. (Organization ID PR-Y0027A-SF) in support of the above referenced project. This award is made pursuant to the California Stem Cell Research and Cures Act (Health and Safety Code section 125290.10 et. seq.) and is subject to the Terms and Conditions referenced below. (Capitalized terms are defined herein or in the CIRM Loan Administration Policy, (LAP) a copy of which may be found on the CIRM website at: http://www.cirm.ca.gov/files/Regulations/NPGAP_11012012.pdf).

By accepting this Loan, the Loan Recipient warrants to CIRM that any funds expended under the award will be used for the purposes set forth in the approved application and this Notice of Loan Award (NLA) and agrees to comply with all applicable CIRM regulations and standards.

To accept this Loan, the Principal Investigator and Authorized Organizational Official must sign and return this NLA to CIRM within 45 days of the issue date. Payment will be issued only after the signed NLA is received by CIRM. Grant funds will be sent to the organization’s address listed above under Official and Address to Receive Payments unless an updated address is provided in the box below. If the applicant cannot accept the award, including the legal obligation to perform in accordance with the provisions of this NLA, it should notify CIRM immediately.

If you have any questions about this award, please contact the CIRM staff referenced on page 5.

Updated Address to Receive Payments:

Capricor, Inc.
8840 Wilshire Blvd., 3rd Floor
Beverly Hills, CA 90211
Attn: AJ Bergmann

/s/ Ellen Feigal
Ellen Feigal, M.D.
Senior Vice President, Research & Development
California Institute for Regenerative Medicine

AWARD ACCEPTANCE: The Principal Investigator and Authorized Organizational Official must sign below and return the entire NLA to CIRM to accept the Grant award on the terms provided herein and in the Appendices which are attached hereto and incorporated herein.

	Principal Investigator	Authorized Organizational Official
Name	Rachel Smith	Linda Marban
Signature	/s/ Rachel Smith	/s/ Linda Marbán
Date	2/5/2013	2/4/2013

NOTICE OF LOAN AWARD	DR2A-05735
California Institute for Regenerative Medicine

TERMS AND CONDITIONS OF AWARD

A. This award is based on the application submitted to CIRM, and as approved by the Independent Citizens' Oversight Committee (ICOC) on the above-titled project and is subject to the terms and conditions incorporated either directly or by reference in the following:

1.	The California Stem Cell Research and Cures Act (Health and Safety Code Section 125290.10 et. seq.) and regulations adopted by the ICOC.

2.	The CIRM Loan Administration Policy (Cal. Code Regs., tit. 17, § 100800 et seq.), the CIRM Scientific and Medical Accountability Standards (Cal. Code Regs., tit. 17, § 100100 et seq.), the CIRM Intellectual Property and Revenue Sharing Requirements for Non-Profit and For-Profit Grantees (Cal. Code Regs., tit. 17, § 100600 et seq.).

3.	The terms and requirements detailed in RFA 10-05: CIRM Disease Team Therapy Development Research Awards.

4.	The Progress Milestones and Go/No Go Milestones set out in Appendix A to this NLA and in the CIRM Loan Agreement executed by CIRM and Loan Recipient, attached hereto as Appendix B. In the event of a conflict between this Notice of Loan Award and the Loan Agreement, the terms of the Loan Agreement will prevail.

5.	Budget detail for the Principal Investigator and the Co-Principal Investigator(s) set out below.

B.	In applying for CIRM funding, Loan Recipient represented to CIRM that it possesses certain intellectual property relevant to the CIRM-funded project (prior IP). These representations were material to CIRM’s funding decision. Accordingly, Loan Recipient shall take all appropriate steps to maintain and preserve its patent rights in such prior IP, and shall not abandon any such rights without prior written approval of CIRM.

C.	If CIRM determines, in its sole discretion, that Loan Recipient has not satisfied a Progress Milestone, CIRM may suspend Disbursements until such time as Grantee satisfies the Progress Milestone. Upon suspending Disbursements, CIRM may convene its progress Evaluation Committee and may seek input from Loan Recipient in order to evaluate the circumstances of the delay, including but not limited to, its cause, impact and any mitigating factors; provided, however, that CIRM may permanently cease Disbursements if Loan Recipient does not satisfy the Progress Milestone within four (4) months of the date that the Progress Milestone was scheduled to have been satisfied, or if the delay is not addressed to CIRM’s satisfaction, as determined by CIRM in its sole discretion.

D.	Subject to the provisions of Section 4.4(c) of the Loan Agreement, CIRM may suspend or permanently cease Disbursements if CIRM determines, in its sole but reasonable discretion, that a No Go Milestone has occurred (as defined in the Loan Agreement) or that Loan Recipient has not satisfied a Go/No Go Milestone.

E.	CIRM has the right to attend key Food and Drug Administration (FDA) meetings regarding the funded project, including but not limited to any pre- pre-IND meeting, pre-IND meeting, clinical milestone meeting, or clinical hold meeting (FDA Meetings). CIRM also has the right to review any data package(s) or other information, including confidential and/or proprietary information, provided by Loan Recipient to the FDA in connection with such FDA Meetings, as well as any FDA Meeting minutes, and to share such information with CIRM’s confidential advisers. To facilitate CIRM’s participation in FDA Meetings, Loan Recipient shall notify CIRM as soon as practicable after it has scheduled an FDA Meeting, and shall, upon request, provide CIRM a copy of any data package or other information it intends to provide or has provided to the FDA, as well as any FDA Meeting minutes.

F.	Loan Recipient shall not conduct CIRM-funded clinical trials for which no milestones and/or success criteria have been established by CIRM. Before any such CIRM-funded clinical trial work commences, CIRM shall have the right to establish new milestones, success criteria, or other funding requirements.

G.	The timing of the distribution of funds pursuant to this award shall be contingent upon the availability of funds in the California Stem Cell Research and Cures Fund in the State Treasury, as determined by CIRM in its sole discretion.

Please check the CIRM website for updated policy documents: http://www.cirm.ca.gov/cirm-operations/Regulations

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AWARD DETAIL (U.S. Dollars):

	Year 1	Year 2	Year 3	Year 4 (6 months)
Total CIRM Project Costs
CIRM Principal Investigator	$2,789,289	$8,206,629	$4,290,520	$2,030,926
CIRM Co-Principal Investigator (1)	$1,172,444	$1,186,599	$105,729	$0
APPROVED BUDGET TOTAL	$3,961,733	$9,393,228	$4,396,249	$2,030,926

PI: Rachel Ruckdeschel Smith

	Year 1	Year 2	Year 3	Year 4 (6 months)
Personnel Costs	[…***…]	[…***…]	[…***…]	[…***…]
Travel	[…***…]	[…***…]	[…***…]	[…***…]
Supplies	[…***…]	[…***…]	[…***…]	[…***…]
Equipment	[…***…]	[…***…]	[…***…]	[…***…]
Consultants/Subcontractors	[…***…]	[…***…]	[…***…]	[…***…]
Total Direct Project Costs	[…***…]	[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]	[…***…]	[…***…]
Facilities Costs	[…***…]	[…***…]	[…***…]	[…***…]
Indirect Costs	[…***…]	[…***…]	[…***…]	[…***…]
APPROVED BUDGET TOTAL	[…***…]	[…***…]	[…***…]	[…***…]

Co-PI: Michelle Kreke

	Year 1	Year 2	Year 3	Year 4 (6 months)
Personnel Costs	[…***…]	[…***…]	[…***…]	[…***…]
Travel	[…***…]	[…***…]	[…***…]	[…***…]
Supplies	[…***…]	[…***…]	[…***…]	[…***…]
Equipment	[…***…]	[…***…]	[…***…]	[…***…]
Consultants/Subcontractors	[…***…]	[…***…]	[…***…]	[…***…]
Total Direct Project Costs	[…***…]	[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]	[…***…]	[…***…]
Facilities Costs	[…***…]	[…***…]	[…***…]	[…***…]
Indirect Costs	[…***…]	[…***…]	[…***…]	[…***…]
APPROVED BUDGET TOTAL	[…***…]	[…***…]	[…***…]	[…***…]

RESTRICTION ON THE USE OF FUNDS

CIRM has established the following restrictions on the use of the award contingent on defined preconditions shown below. CIRM funds allocated to one sub-project may only be used for that sub-project. Loan Recipient may reallocate funds from one sub-project to another, without advance approval from CIRM, as long as the funds for each sub-project stay within 10% of its original allocation.

*Confidential Treatment Requested

3

NOTICE OF LOAN AWARD	DR2A-05735
California Institute for Regenerative Medicine

The Phase II work cannot commence until certain milestones are met, so funds for those sub-projects may not be used for costs incurred before those milestones are met. The sub-projects and the preconditions are shown in the following table.

Sub-Project	Project Costs	Precondition to use
Pre-Phase II Work	$893,934	[…***…]
Phase II Work	$18,888,202	[…***…]

SEMI-ANNUAL INSTALLMENTS ON CIRM DISBURSEMENTS

Disbursements will be made in semi-annual installments, issued at the beginning of each 6-month period. These periods will be tied to the project start date and payments will be made based on the figures provided above. The disbursement schedule for Years 2, 3 and 4 assumes that all Go/No-Go and Progress milestones are met. If some milestones are unmet at the end of Year 1, 2, or 3, CIRM may adjust the disbursement schedule for subsequent years, based on the Project Costs associated with the elements of the milestones that are unmet, after consultation with the Loan Recipient.

Disbursement Schedule:

Payment #:	Type	Schedule Date	Amount
1	Pre-Award Financial Due Diligence*	2/4/2013	$36,667
2	Pre Phase 2 Trial Payment	2/4/2013	$857,267
3	Year 1 Phase II Payment	7/1/2013	$3,067,799
4	Year 2 Financial Due Diligence*	1/1/2014	$16,667
5	Year 2 Q1Q2 Payment	1/1/2014	$4,679,947
6	Year 2 Q3Q4 Payment	7/1/2014	$4,696,614
7	Year 3 Financial Due Diligence*	1/1/2015	$16,667
8	Year 3 Q1Q2 Payment	1/1/2015	$2,181,458
9	Year 3 Q3Q4 Payment	7/1/2015	$2,198,124
10	Year 4 Q1Q2 Payment	1/1/2016	$2,030,926

*Amounts specified in section 4.6 (b) of the Loan Agreement will be delivered by CIRM directly to the service provider.

REPORT SCHEDULE

Report Type	Period	Due Date
Quarterly Progress Report	Year 1 Q1	4/1/2013
Quarterly Cash-on-Hand Report	Year 1 Q1	5/1/2013
Financial Milestone Check-in	Year 1 Q2	6/1/2013
6-Month Progress Report	Year 1 Q2	7/1/2013
Quarterly Cash-on-Hand Report	Year 1 Q2	8/1/2013
Quarterly Progress Report	Year 1 Q3	10/1/2013
Quarterly Cash-on-Hand Report	Year 1 Q3	11/1/2013
Financial Milestone Check-in	Year 2	12/1/2013
Annual Progress Report	Year 1	1/1/2014
Annual Financial Report	Year 1	4/1/2014
Quarterly Progress Report	Year 2 Q1	4/1/2014
Quarterly Cash-on-Hand Report	Year 2 Q1	5/1/2014
Financial Milestone Check-in	Year 2 Q2	6/1/2014
6-Month Progress Report	Year 2 Q2	7/1/2014
Quarterly Cash-on-Hand Report	Year 2 Q2	8/1/2014

*Confidential Treatment Requested

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NOTICE OF LOAN AWARD	DR2A-05735
California Institute for Regenerative Medicine

Quarterly Progress Report	Year 2 Q3	10/1/2014
Quarterly Cash-on-Hand Report	Year 2 Q3	11/1/2014
Financial Milestone Check-in	Year 3	12/1/2014
Annual Progress Report	Year 2	1/1/2015
Annual Financial Report	Year 2	4/1/2015
Quarterly Progress Report	Year 3 Q1	4/1/2015
Quarterly Cash-on-Hand Report	Year 3 Q1	5/1/2015
Financial Milestone Check-in	Year 3 Q2	6/1/2015
6-Month Progress Report	Year 3 Q2	7/1/2015
Quarterly Cash-on-Hand Report	Year 3 Q2	8/1/2015
Quarterly Progress Report	Year 3 Q3	10/1/2015
Quarterly Cash-on-Hand Report	Year 3 Q3	11/1/2015
Financial Milestone Check-in	Year 4	12/1/2015
Annual Progress Report	Year 3	1/1/2016
Annual Financial Report	Year 3	4/1/2016
Quarterly Progress Report	Year 4 Q1	4/1/2016
Quarterly Cash-on-Hand Report	Year 4 Q1	5/1/2016
6-Month Progress Report	Year 4 Q2	7/1/2016
Quarterly Cash-on-Hand Report	Year 4 Q2	8/1/2016

For an explanation of reporting requirements, please refer to the Loan Administration Policy (Rev May 2012; http://www.cirm.ca.gov/files/transcripts/pdf/2012/09-05-12.pdf) as well as the “Reporting Requirements for Disease Team Research Awards” document provided separately.

CIRM CONTACTS:

Gabriel Thompson, Deputy Grants Management Officer

Phone: 415-608-6835	Email: gthompson@cirm.ca.gov	Fax: (415) 396-9141

Ingrid Caras, Science Officer

Phone: 415-396-9114	Email: icaras@cirm.ca.gov	Fax: (415) 396-9141

CIRM Mailing Address:

California Institute for Regenerative Medicine

Attn: Grants Management Office

210 King Street

San Francisco, CA 94107

The CIRM home page is at http://www.cirm.ca.gov

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NOTICE OF LOAN AWARD	DR2A-05735
California Institute for Regenerative Medicine

APPENDICES

Appendix A                      Research Milestones

Appendix B                       Loan Agreement

CIRM USE ONLY: 6445-601-6047001/H&S Code 125291.20 Statutes 2004

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NOTICE OF LOAN AWARD	DR2A-05735
California Institute for Regenerative Medicine

APPENDIX A – CIRM RFA-10-01: (RFA 10-05) Disease Team Therapy Development Awards

California Institute for Regenerative Medicine

Grant Number: Grantee Name:	DR2A-05735 Capricor, Inc.	Budget Period:	Annual as of 1/1/2013
Grantee ID:		Project Period Start:	1/1/2013
Principal Investigator:	Rachel Ruckdeschel Smith	Project Period End:	6/30/2016
Co-Principal Investigator (s):
Project Title: Allogeneic Cardiac-Derived Stem Cells for Patients Following a Myocardial Infarction

Milestone achievement is an important indicator of progress and is a major factor in review of progress reports. Insufficient progress through milestones may result in loss of further funding. The milestones summarized below replace the milestones proposed in the original Application. These milestones will be used as a basis for review in the progress reports and progress Evaluation Meetings unless further modified with Prior Approval from CIRM.

RESEARCH MILESTONES

Year 1 Milestones

	Milestone	Target completion date	Progress or Go/No Go	Comments, Assumptions, Risks
CMC	[…***…]	Q2 2013 Q4 2013	Progress Progress	[…***…]
Pharm/tox
Clinical/ Regulatory	[…***…]	Q3 2013 Q3 2013 Q4 2013	Go /No Go Progress Progress	[…***…]

*Confidential Treatment Requested

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NOTICE OF LOAN AWARD	DR2A-05735
California Institute for Regenerative Medicine

Year 2 Milestones

	Milestone	Target completion date	Progress or Go/No Go	Comments, Assumptions, Risks
CMC	[…***…]	Q2 2014 Q3 2014	Progress Progress	[…***…]
Pharm/tox
Clinical/ Regulatory	[…***…]	Q1 2014 Q2 2014 Q3 2014	Progress Progress Progress	[…***…]

Year 3 Milestones

	Milestone	Target completion date	Progress or Go/No Go	Comments, Assumptions, Risks
CMC	[…***…]	Q1 2015 Q4 2015	Progress Progress	[…***…]

*Confidential Treatment Requested

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NOTICE OF LOAN AWARD	DR2A-05735
California Institute for Regenerative Medicine

Pharm/tox
Clinical/ Regulatory	[…***…]	Q1 2015 Q2 2015 Q4 2015	Progress Progress Progress

Year 4 Milestones

	Milestone	Target completion date	Progress or Go/No Go	Comments, Assumptions, Risks
CMC
Pharm/tox
Clinical/ Regulatory	[…***…]	Q2 2016 Q3 2016 Q4 2016	Progress Progress Progress	[…***…]

All target completion dates are subject to revision due to the occurrence of any of the risks defined above or other unforeseen circumstances. CIRM and Capricor shall endeavor to reach a mutual understanding in resetting any of such milestones if the circumstances so require.

*Confidential Treatment Requested

9

NOTICE OF LOAN AWARD	DR2A-05735
California Institute for Regenerative Medicine

Release Criteria

MCB Specification

Attribute Method	Criteria

[…***…]

Patient Batch Specification

[…***…]

*Confidential Treatment Requested

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